UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2005
EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.
(Exact name of registrants as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)
(303) 495-1200
(Registrants’ telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
     On December 21, 2005, Emergency Medical Services Corporation (“EMSC”) issued a press release announcing the closing of its initial public offering of 8,100,000 shares of its class A common stock at an initial public offering price of $14.00 per share. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
     The information furnished under this Item 8.01, including the exhibit hereto, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished by Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available.
Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated December 21, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)
December 27, 2005	By:	/s/ William A. Sanger
William A. Sanger
Chairman and Chief Executive Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)
By: EMSC, Inc., its General Partner

December 27, 2005	By:	/s/ William A. Sanger
William A. Sanger
Chairman and Chief Executive Officer